SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2005

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York  11714

(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:

(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

On March 31, 2005, Consolidated Financial Statements for the years ended December 31, 2004, 2003 and 2002 of Rainbow National Services LLC (“RNS”), a wholly-owned subsidiary of the Registrants, and Management’s Discussion and Analysis of Financial Condition and Results of Operation of RNS for the years ended December 31, 2004, 2003 and 2002 were furnished to RNS bondholders in accordance with the requirements of the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $300,000,000 8 3/4% Senior Notes due 2012 and the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $500,000,000 10 3/8% Senior Subordinated Notes due 2014. Those RNS Consolidated Financial Statements are attached hereto as Exhibit 99.1 and the RNS Management’s Discussion and Analysis of Financial Condition and Results of Operation is attached hereto as Exhibit 99.2

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1.                        Rainbow National Services LLC Consolidated Financial Statements for years ended December 31, 2004, 2003 and 2002.

99.2.                        Rainbow National Services LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations for years ended December 31, 2004, 2003 and 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ MICHAEL P. HUSEBY
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: March 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ MICHAEL P. HUSEBY
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: March 31, 2005